                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                       Date of Report : February 27, 2003
                                        ----------------------
              (Date of earliest event reported: February 17, 2003)


                               ALLEN TELECOM INC.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                       1-06016                 38-0290950
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(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)


25101 Chagrin Boulevard, Beachwood, Ohio                               44122
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code:        216/765-5800
                                                     -----------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         On February 18, 2003, Allen Telecom Inc. (the "Company") announced the signing of a definitive agreement under which Andrew Corporation will acquire the Company in a stock-for-stock transaction. The foregoing description of the transaction is qualified in its entirety by reference to the full text of the Agreement and Plan of Merger, dated as of February 17, 2003, among the Company, Andrew Corporation, a Delaware corporation, and Adirondacks, Inc., a Delaware corporation and a wholly-owned subsidiary of Andrew Corporation, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:
                  --------

                  Number        Exhibit
                  ------        -------
                  99.1          Agreement and Plan of Merger, dated as of
                                February 17, 2003, by and among the Company, Andrew Corporation and Adirondacks, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                      ALLEN TELECOM INC.



                                      By:  /s/ Laura C. Meagher
                                          ------------------------------------
                                          Name: Laura C. Meagher
                                          Title: General Counsel and Secretary


Dated: February 27, 2003



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                                INDEX TO EXHIBITS



         NUMBER         EXHIBIT
         ------         -------
          99.1          Agreement and Plan of Merger, dated as of February 17,
                        2003, by and among the Company, Andrew Corporation and Adirondacks, Inc.